EXHIBIT 21.1

SUBSIDIARIES                             STATE OF ORGANIZATION

TruVision Wireless, Inc.                         Delaware
TruVision Wireless - Chattanooga, Inc.           Delaware
TruVision Wireless - Flippin, Inc.               Delaware
TruVision Wireless - Gadsden, Inc.               Delaware
TruVision Wireless - Memphis, Inc.               Delaware
TruVision Wireless - Jacksonville, Inc.          Delaware
TruVision Wireless - Lawrenceburg, Inc.          Delaware
TruVision Wireless - Huntsville, Inc.            Delaware
Wireless One Operating Company, L.L.C.           Texas
Wireless One Operating Company, Inc.             Delaware
Wireless One of Bryan, Tx., Inc.                 Delaware
Gulf Coast Wireless, Inc.                        Texas
Wireless One of Fort Walton, Inc.                Delaware
Wireless One of Gainesville, Inc.                Delaware
PAN Wireless Communication, Inc.                 Delaware
Wireless One PCS, Inc.                           Delaware
Shoals Wireless, Inc.                            Tennessee
Phipps Wireless, Inc.                            Florida
SWCC, Inc.                                       Georgia
Wireless One of Florida, Inc.                    Delaware
Wireless One of Georgia, Inc.                    Delaware
Wireless One of Louisiana, LLC                   Texas
Wireless One of Natchez, Inc.                    Delaware
Wireless One of Tennessee, Inc.                  Delaware
Wireless One of Texas, Inc.                      Delaware
Wireless One of Texas Leasing, LP                Texas
Wireless One of Georgia Leasing Co., Inc.        Delaware
Wireless One of Louisiana Leasing Co., LLC       Texas
Wireless One of Alabama Leasing Co., Inc.        Alabama
Wireless One of Florida Leasing Co., Inc.        Delaware
Wireless One of Arkansas Leasing Co., Inc.       Delaware
Wireless One of Kentucky Leasing Co., Inc.       Delaware
Wireless One of Tennessee Leasing, LP            Tennessee
Wireless One of Texas, G.P., Inc.                Delaware
Wireless One of Tennessee, G.P., Inc.            Delaware